WHITMAN MEDICAL CORP.
          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                 To Be Held November 8, 1995


TO THE SHAREHOLDERS:


     The Annual Meeting of Shareholders of WHITMAN MEDICAL
CORP. (the "Company") will be held at the Miami Airport Hilton
5101 Blue Lagoon Drive, Miami, Florida, on November 8, 1995 at
10:00 A.M. for the following purposes:

     1. To elect six directors to serve for a term of one year and until their respective successors have been elected and qualified.

     2.   To approve an amendment to the 1992 Incentive Stock
Option Plan to increase the number of shares to be issued thereunder to 950,000 shares.

     3. To approve an amendment to the Directors and Consultants Stock Option Plan to increase the number of shares to be issued thereunder to 500,000 shares.

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Shareholders of record as of the close of business on October 5, 1995 will be entitled to vote at the Annual Meeting or any adjournment thereof.


                         By Order of the Board of Directors


                         /s/ Joseph Lichtenstein
                         ---------------------------------------
                         Joseph Lichtenstein, Secretary


Iselin, New Jersey
October 2, 1995




THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND IN PERSON ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AT THEIR EARLIEST CON-VENIENCE. PROMPTNESS IN RETURNING THE EXECUTED PROXY CARD WILL BE APPRECIATED. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY, AND VOTE THEIR SHARES IN PERSON










WHITMAN MEDICAL CORP.

                                    PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Whitman Medical Corp. (the "Company") of proxies for use at the Annual Meeting of shareholders of the Company to be held on November 8, 1995 or at any adjournment or adjournments thereof (the "Annual Meeting"). The anticipated date of mailing of this Proxy Statement and the accompanying proxy is October 12, 1995.

    The Board of Directors has fixed the close of business on October 5, 1995 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting. Each proxy may be revoked at any time prior to its exercise by written notice of revocation addressed to the Company's Secretary at the Company's offices, delivery of a later proxy or voting the shares in person at the Annual Meeting. Proxies which are properly executed will be voted in favor of the proposals unless a contrary choice has been specified by the shareholder. All properly executed proxies will be voted at the Annual Meeting.

        As of October 5, 1995 the record date for determining shareholders to vote at the Annual Meeting there were issued and outstanding 4,433,428 shares of common stock, no par value (the "Common Stock"). Each share of Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock. The vote of a majority of the shares of Common Stock present and voting (assuming the existence of a quorum) is necessary to elect the directors of the Company, approve an amendment to the Directors and Consultants Stock Option Plan to increase the number of shares which may be issued under the plan, approve an amendment to the 1992 Incentive Stock Option Plan to increase the number of shares which may be issued under the plan and approve or ratify any other action presented at the meeting. The Company intends to reimburse brokerage firms and others for forwarding proxy material to beneficial owners of the Common Stock.

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth information as of September 1, 1995 concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the Common Stock. Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by each person set forth below.

                                        Amount and
                                        Nature of
Title of       Name and Address of      Beneficial    Percent
Class          Beneficial Holder        Ownership     of Class
--------       -------------------      ----------    ---------
Common Stock   Frost-Nevada,            1,928,814(1)  39.7%
               Limited
                 Partnership
               3500 Lakeside Court
               Suite 200
               Reno, Nevada 89509


                                       2







                                        Amount and
                                        Nature of
Title of       Name and Address of      Beneficial    Percent
Class          Beneficial Holder        Ownership     of Class
--------       -------------------      ----------    ---------
Common Stock   Azure Limited            600,000       13.5%
               c/o Charter Management
                   Limited
               P.O. Box 134
               Town Mills
               Trinity Square
               St. Peter Fort
               Guernsey Channel Islands

Common Stock   SBC Liquidating, Inc.     98,232(2)  2.2%
                   P.O. Box 31452
                   Des Peres, Missouri 63131

---------------
(1) Includes 425,000 shares which can be obtained by the exercise of stock purchase warrants within 60 days and 75,000 shares which can be obtained by Dr. Phillip Frost by the exercise of stock options within 60 days. Exercise of these warrants and options are subject to the restrictions of the New Jersey Shareholders Protection Act.

(2) Does not include 510,806 shares registered in the name of SBC Liquidating, Inc. that are held in escrow. In connection with the purchase by the Company of Sanford-Brown College, 609,038 shares of the Company's Common Stock were registered in the name of SBC Liquidating Inc. and were delivered into escrow under an agreement which provides for the return to the Company of all or a portion of the escrowed shares upon the occurrence of certain contingencies. Among other things, all of the shares were required to be returned to the Company if the United States Department of Education failed to recertify SBC for participation on the Title IV programs. SBC Liquidating, Inc. disclaimed beneficial ownership of the escrowed shares. In May of 1995 SBC was recertified by the United States Department of Education and 98,232 of the escrowed shares were delivered to SBC Liquidating, Inc. The balance of the escrowed shares remain in escrow and continue to be subject to return to the Company upon the occurrence of certain contingencies. SBC Liquidating, Inc. has disclaimed beneficial ownership of any of the shares except for the 98,232 delivered to it out of escrow. The Company and SBC have agreed that the shares held in escrow will not be voted. However, such shares will be counted for the purpose of determining whether a quorum exists necessary to conduct business at the Annual Meeting.

                                       3








               SECURITY OWNERSHIP OF MANAGEMENT


  The following table sets forth information as of September 1, 1995 concerning the number of shares of Common Stock beneficially owned by each director, nominee and officer and by all directors, nominees and officers of the Company as a group. Except as otherwise indicated, all shares are beneficially owned and the sole invested and voting power is held by each person set forth below.

                                          Amount and
                                          Nature of
Title of          Name of Beneficial      Beneficial       Percent
 Class            Owner                   Ownership        of Class
---------------------------------------------------------------------------
Common Stock      Marvin Gordon             207,983(1)        4.6%

Common Stock      Joseph Lichtenstein       221,983(1)        4.9%

Common Stock      Phillip Frost, M.D.     1,928,814(2)       39.7%

Common Stock      Isaac Kaye                 15,000(3)         (4)

Common Stock      Richard C. Pfenniger, Jr.  40,000(3)         (4)

Common Stock      Peter S. Knight             5,000(3)         (4)

Common Stock      Jack R. Borsting            5,300(5)         (4)

Common Stock      Randy S. Proto                 100           (4)

Common Stock      All officers and
                  directors as a group
                  (8 persons)               2,424,180        47.3%

---------------
(1) Includes 100,000 shares which can be obtained by the exercise of stock options within 60 days.

(2) Includes 425,000 shares which can be obtained by the exercise of stock purchase warrants registered in the name of Frost-Nevada, Limited Partnership within 60 days and 75,000 shares which can be obtained by Dr. Frost by the exercise of stock options within 60 days. Exercise of these warrants and options are subject to the restrictions of the New Jersey Shareholders Protection Act.

                                       4






(3) Consists of shares which can be obtained by the exercise of stock options within 60 days.

(4)     Less than one (1%) percent.

(5) Includes 5,000 shares which can be obtained by the exercise of stock options within 60 days.

  The Company does not know of any arrangements the operation of which may at a subsequent date result in a change in control of the Company.

                     ELECTION OF DIRECTORS

  At the Annual Meeting, six directors will be elected to serve until the next Annual Meeting of shareholders or until their respective successors have been elected and qualified. The by-laws of the Company provide that the Company may have a maximum of nine directors. The Board has resolved to fix the number of directors at six and has nominated the six individuals set forth below as directors. It is intended that the proxies solicited hereby will be cast for those nominees.

  The Board has the right to increase the number of directors and to elect additional directors without shareholder approval if it deems such action to be in the best interests of the Company. The proxies solicited hereby will be voted for no more than six directors.

  If any nominee becomes unavailable for election, the shares represented by the proxy will be voted for such nominee as the persons named in the proxies shall, in their judgment, substitute. At this time the Board has no reason to believe that any nominee will not be


                                       5





available for election. The nominees and certain information concerning them are set forth as follows:

  Phillip Frost, M.D. (age 58) has been a Director of the Company since April 6, 1992 and Chairman of the Board of Directors since November 19, 1992. Dr. Frost has been Chairman of the Board of Directors and Chief Executive Officer of IVAX Corporation since 1987 and President of that company since July 1991. Dr. Frost is a director of North American Vaccine, Inc., American Exploration Company, Intercontinental Bank and NaPro BioTherapeutics, Inc. Dr. Frost was Chairman of the Department of Dermatology at Mt. Sinai Medical Center of Greater Miami from 1972 to 1990. Dr. Frost is a trustee of the University of Miami and a member of the Board of Governors of the American Stock Exchange, Inc.

  Joseph Lichtenstein (age 69) has been Vice President, Secretary and Treasurer and a Director of the Company since its organization. Prior to organizing the Company, and from 1962, Mr. Lichtenstein was president of a manufacturer of pharmaceuticals where his responsibilities included administration and management. Mr. Lichtenstein is the father of William Lichtenstein, the President of Ultrasound Technical Services, Inc., the Company's subsidiary that operates the Ultrasound Diagnostic School.

  Isaac Kaye (age 66) has been a Director of the Company since April 6, 1992. Mr. Kaye has been Deputy Chief Executive Officer and a director of IVAX Corporation since December 1990, Chief Executive Officer of Norton Health Care Limited since December 1990 and an

                                       6





employee of Norton Health Care Limited since 1988, and from 1985 to 1988 Mr. Kaye was a consultant to that company.

  Richard C. Pfenniger, Jr. (age 40) has been a director of the Company since April 6, 1992. Mr. Pfenniger, an attorney, has been Chief Operating Officer of IVAX Corporation since May 1994 and President of its Healthcare Group since January 1995. From 1989 to May 1994 he served as Senior Vice President - Legal Affairs and General Counsel of IVAX Corporation and as its Secretary from 1990 to 1994. From 1986 to 1989, Mr. Pfenniger was a member of the law firm of Greer, Homer & Bonner, P.A. Mr. Pfenniger is a director of North American Vaccine, Inc. and NaPro BioTherapeutics, Inc.

  Peter S. Knight (age 44) has been a director of the Company since December 20, 1994. Mr. Knight, an attorney, is a member of the law firm of Wunder, Diefenderfer, Cannon & Thelen. Mr. Knight was Chairman of the Vice Presidential campaign of Vice President Gore, was Deputy Director of Personnel in the Clinton/ Gore presidential transition and a Consultant to the Office of Presidential Personnel. From 1989 to 1991 Mr. Knight was General Counsel and Secretary to Medicis Pharmaceutical Corporation. Mr. Knight is a director of COMSAT and Wertheim Schroeder Investment Services.

  Jack R. Borsting (age 66) has been a director of the Company since December 20, 1994. Dr. Borsting is the E. Morgan Stanley Professor of Business Administration at the University of Southern California and Director of its Center for Telecommunication Management. From 1988 to 1994 Dr.
Borsting was Dean of the University of Southern California School of Business Administration, and from 1983 to 1988 was Dean of the University of Miami School of Business Administration. Dr.


                                       7






Borsting, a former Assistant Secretary of Defense (Comptroller), is a director of Northrop Corporation and of TRO Learning. Dr. Borsting is a member of the National Research Council Committee on Military Enlistment Standards and a trustee of the Institute for Defense Analysis, of the Rose Hill Association and of the Los Angeles Orthopedic Hospital Foundation.

    During fiscal 1995, the Board of Directors held four meeting and took action twice by unanimous written consent. The Company has a stock option committee which met twice and took action once by unanimous written consent.
At the end of fiscal 1995 an audit committee was organized but did not have its first meeting until after the close of the fiscal year. The stock option committee reviews and determines awards of options under the Company's stock option plans. The members of the committee are Phillip Frost, M.D. and Isaac Kaye. The audit committee reviews and examines those matters which relate primarily to the financial audit of the Company and its subsidiaries and recommends to the Board of Directors a firm of certified public accountants to make an audit of the Company for the coming year. The members of the committee are Richard C. Pfenniger, Jr., Peter S. Knight and Jack R. Borsting. During fiscal 1995, each director attended 75% or more of the meetings of the Board and of the meetings of the committees on which he served. The Company does not have nominating or compensation committees.

  The Company's Directors and Consultants Stock Option Plan provides that once a year members of the Company's Board of Directors who are not employees of the Company automatically receive stock options in accordance with a formula award. In fiscal 1995, pursuant to that

                                       8





provision, options at an exercise price of $4.88 per share were automatically granted to Dr. Frost (25,000 shares), Mr. Kaye (5,000 shares) and Mr. Pfenniger (5,000 shares). In addition, in connection with their joining the Board of Directors in fiscal 1995, Messrs. Borsting and Knight were granted options to purchase 5,000 shares each at a price of $6.375 per share under the Directors and Consultants Stock Option Plan.
  The Company's directors and executive officers, and persons who own more than ten (10%) percent of a registered class of the Company's equity securities, are required to file initial reports of ownership and reports of changes in ownership of their securities and to furnish the Company with copies of the forms they filed. For fiscal 1995, all such forms were timely filed.
                    EXECUTIVE COMPENSATION
  The following table sets forth the compensation paid or accrued by the Company for the Chief Executive Officer and each of the Executive Officers for the fiscal years ended March 31, 1995, 1994 and 1993, respectively.


                                       9





                          SUMMARY COMPENSATION TABLE


                        Annual Compensation          Long-Term Compensation
                        -------------------          ----------------------
                                                     Awards                     Payouts
                                                     -------                    -------
                                         Other                                          All
                                         Annual      Restricted Securities              Other
Name and                                 Compen-     Stock      Underlying      LTIP    Compen-
Principal               Salary    Bonus  sation      Award(s)   Options         Payouts sation
Position        Year      ($)      ($)     ($)          ($)     SARs (#)        ($)     ($)
----------------------------------------------------------------------------------------------
Randy S. Proto  1995     43,269   0           0         0       275,000         0       0
President       1994
                1993

Marvin Gordon   1995    115,758   0       1,670         0             0         0       0
Vice Chairman   1994    115,758   0       1,713         0             0         0       0
                1993    109,425   0       1,653         0       100,000         0       0

Joseph          1995    115,758   0       1,716         0             0         0       0
Lichtenstein    1994    115,758   0       1,629         0             0         0       0
Vice President  1993    109,425   0       1,674         0       100,000         0       0


  The following tables summarize option grants and exercises during the fiscal
year ended March 31, 1995 to or by the executive officers   named in the Summary
Compensation Table above, and the value of       the options held by such
persons on March 31, 1995.


                                       10






            OPTION/SAR GRANTS DURING THE YEAR ENDED MARCH 31, 1995


                                                                                Potential Realizable
                                                                                Value at Assumed
                                                                                Annual Rates of
                                                                                Stock Price
                                                                                Appreciation For
                Individual Grants                                               Option Term
-----------------------------------------------------------------------------------------------------
                                Percent
                                of Total
                Number of       Options/
                Securities      SARs
                underlying      Granted
                option/         to              Exercise
                SARs            Employees       of Base
                Granted         in Fiscal       Price           Expiration
Name            (#)             Year            ($/Sh)          Date            5%($)     10%($)
-----------------------------------------------------------------------------------------------------
Randy Proto     275,000         72.9%           $4.25           11/24/04        1,903,771  3,031,437
Marvin                0         0               0               0
Joseph
Lichtenstein          0         0               0               0

                    AGGREGATED OPTION/SAR EXERCISES IN 1995
                    AND OPTION/SAR VALUES AT MARCH 31, 1995

                                                Number of
                                                Securities      Value of
                                                Underlying      Unexercised
                                                Unexercised     in-the-Money
                Shares                          Options/SARs    Options/SARs
                Acquired                        at Fiscal       at Fiscal
                on              Value           Year-End (#)    Year-End ($)
                Exercise        Realized        Exercisable/    Exercisable/
Name            (#)             ($)             Unexercisable   Unerxercisable
-------------------------------------------------------------------------------
Randy Proto          0            0             275,000(1)(2)U  653,125 U
Marvin Gordon    5,000            0(3)          100,000(1) E    225,000 E
Joseph
Lichtenstein    15,000            0(3)          100,000(1) E    225,000 E

__________________
(1) These represent unexercised options.
(2) These shares vest over five years. At March 31, 1995, 0(zero) shares were vested.
(3) The exercise price exceeded the market price at the date of exercise.
_________________
E  Exercisable
U  Unexercisable



                                       11






                      Certain Transactions

          Randy S. Proto receives an annual salary of $150,000. He has no employment agreement with the Company. In consideration of Mr. Proto's agreement to enter the employ of the Company and become its President, Mr. Proto was granted options to purchase 275,000 of the Company's Common Stock at a price of $4.25 a share. The options granted Mr. Proto vest over a period of five years. The first portion of those options vest on November 25, 1995.

          Messrs. Gordon and Lichtenstein had identical employment agreements which expired on April 5, 1995 which provided for basic salaries of $100,000 each per annum adjusted for any increase in the cost of living. With the expiration of his employment agreement, Mr. Lichtenstein has continued to receive the same salary as before. Mr. Gordon is no longer employed by the Company and is not standing for re-election to the Board of Directors.

          In April 1995, Career Master a company 40% owned by Randy S. Proto, entered into an agreement with the Ultrasound Diagnostic School (UDS) pursuant to which Career Master would implement at UDS its system of organizing and operating job placement departments for use at the UDS teaching facilities. In addition to paying a small fee for the service, UDS agreed to purchase over a two year period approximately $160,000 in text books and related materials from Career Master to be resold to UDS students. In addition, the Company agreed to seek approval from its stock option committee to issue options to purchase 15,000 shares of the Company's common stock to a principal of Career Master who is not related to Mr. Proto.

                                      12






          In fiscal 1995, UDS paid rent of $60,545 to a partnership in which Joseph Lichtenstein is a general and limited partner that owns the building in which is located the premises occupied by UDS's Pompano Florida facility. Mr. Lichtenstein is also a principal in the company that manages that building. UDS purchased approximately $290,000 in medical equipment and supplies from a medical supply distributor owned by the wife of Mr. Lichtenstein at prices at least as favorable as UDS would have paid to third parties. This same distributor is the exclusive licensee of the Company's change-in-temperature indicator utilized in the transportation and storage of blood. Royalties received by the Company in connection with this license are not significant.

          In fiscal 1995, in connection with the acquisition of Sanford-Brown College, Frost-Nevada Limited Partnership, a company beneficially owned by Dr. Phillip Frost was issued warrants to purchase 575,000 shares of the Company's Common Stock at a price of $6.25 per share in consideration for Frost-Nevada agreeing to guaranty an $8,500,000 credit facility consisting of a $6,000,000 term loan and $2,500,000 revolving credit loan to the Company. The number of warrants exercisable by Frost-Nevada at any time is subject to the restrictions of the New Jersey Shareholders Protection Act.In the last quarter of fiscal 1995, management of the Company concluded that it was advisable that the Company obtain an infusion of equity capital in order, among other things, to insure that it will be in compliance at fiscal year end with certain Department of Education regulations including the positive tangible net worth requirement. As an inducement to Frost-Nevada to make this equity investment, the Company offered to discount the

                                      13





exercise price of 385,480 warrants utilizing a present value calculation to the expiration date of those warrants. Accordingly, on March 31, 1995 Frost-Nevada purchased 75,000 shares of Common Stock at $3.12 per share, 160,480 shares at $.93 per share and 150,000 shares at $3.51 per share. The latter shares were purchased on the exercise of a portion of the warrants issued to Frost-Nevada in January 1995 in connection with the Company's acquisition of Sanford-Brown College.

          James Combs, the beneficial owner of the company from which Sanford-Brown College was acquired, is the beneficial owner of three buildings occupied by Sanford-Brown College under lease agreements. In fiscal 1995, the Company's Sanford-Brown College subsidiary paid Mr. Combs rent totaling $119,097.

                      Stock Option Plans

          The Company maintains four stock option plans. The Company's 1982 Incentive Stock Option Plan terminated in 1992 in accordance with its terms on the tenth anniversary on the date on which it was first adopted. No additional options may be granted under the 1982 Plan. Incentive Stock Options are stock options which are intended to satisfy the criteria established in Section 422 of the Internal Revenue Code and are subject to tax treatment that is different than non statutory or non qualified stock options. Incentive stock options may be granted for terms of up to ten years at prices that are not less than the market price of the shares on the date the option is granted. In 1992, the Company adopted the 1992 Incentive Stock Option Plan to succeed the 1982 Plan. Under the 1992 Plan an aggregate of 350,000 shares may be issued. The proposed amendment to the 1992 Plan would increase this amount to 950,000 shares. All full time employees of the Company,

                                      14





including directors who are also officers are eligible to participate in the Plan. The 1992 Plan is administered by the stock option committee of the Board of Directors. Randy Proto holds options to purchase 275,000 shares under the 1992 Plan at a price of $4.25 per share and Joseph Lichtenstein holds options to purchase 100,000 shares under the Plan at a price of $4.375 per share.

          The Company has a Non Qualified Stock Option Plan under which options covering up to 50,000 shares of Common Stock may be issued without further approval. The plan is administered by the stock option committee of the Board of Directors of the Company and may be amended, suspended or discontinued by the Board at any time. All full time employees of the Company, including directors who are also officers, are eligible to participate in the plan. The Company has a non qualified Directors and Consultants Stock Option Plan under which an aggregate of 350,000 shares of the Company's Common Stock may be issued. The Company's Board of Directors voted to increase the number of shares of Common Stock which may be issued under the plan to 500,000 shares, subject to the approval of the shareholders at the Annual Meeting. The purpose of the plan is to continue the retention of directors and consultants by offering them a greater stake in the Company's success and a greater identity with it and to add and gain the services of individuals whose services as directors and consultants would be helpful to the Company and would contribute
to its success.   The plan is administered by the stock option committee of the
Board of Directors and may be amended, suspended or terminated without prior approval of the shareholders except that shareholder approval is necessary for certain amendments. Directors and consultants of the


                                      15





Company who are not eligible to participate under any other discretionary stock, stock option or stock appreciation rights plan of the Company or its affiliates are eligible to participate in the Plan. In the aggregate, under the Directors and Consultants Stock Option Plan, options for 75,000 shares are held by Dr. Frost, options for 40,000 shares are held by Mr. Pfenniger, options for 15,000 shares are held by Mr. Kaye and options for 5,000 shares each are held by Messrs. Knight and Borsting, at prices ranging from $4.375 to $11.75 per share.

Federal Income Tax Consequences
of the 1992 Incentive Stock Option Plan

          The following discussion sets forth what the Company believes are the material federal income tax consequences, under current law, of the grant or exercise of an option and the sale of Common Stock issued under the 1992 Incentive Stock Option Plan.

          For a stock option to qualify as an "incentive stock option" or "ISO" it must meet the requirements of Section 422 of the Internal Revenue Code (the "Code") when granted. It must also meet the ISO requirements of the Code at all times beginning from the date the ISO is granted until its exercise. The grant or exercise of an ISO under the plan will not generally cause recognition of income by the optionee if certain employment and holding requirements are met. If these requirements are not met, the exercise of an ISO will be treated generally as the exercise of a non qualified stock option; see the discussion below with respect to the tax consequences of exercising an option under the Directors and Consultants Stock Option Plan. However, the amount by which the fair market value of a share of Common Stock at the time of exercise of an ISO exceeds the option price is a "tax

                                      16





preference item" for purposes of the alternative minimum tax (as further discussed below). In the event of a sale of the shares received upon exercise of an ISO more than two years from the date of grant and more than one year from the date of exercise (the "Holding Period"), the optionee will recognize as long-term capital gains income the difference between the amount received in such disposition over the basis in the option stock and no ordinary compensation income shall be recognized at the time of exercise or of sale.

          If an optionee disposes of ISO stock before the Holding Period expires, it is considered a disqualifying disposition. The effect of a disqualifying disposition is to require the optionee to recognize any gain as compensation income, meaning that the gain on the disposition is computed as the difference between the option exercise price and the Common Stock's fair market value at the time of the option exercise. For purposes of the disqualifying disposition rules, a "disposition" of shares includes their sale, gift, exchange in a taxable transaction, transfer out of joint ownership unless the optionee acquired full ownership, or exchange for other shares of the Company upon the exercise of another ISO (but not an exchange for other shares of the Company upon exercise of a non qualified option). Disposition does not include the transfer of shares upon the optionee's death or bankruptcy, their pledge as security for a debt, transfers between spouses or incident to a divorce or their transfer into joint ownership with the right of survivorship.

          If the disqualifying disposition is a sale or exchange (other than one for which federal tax law would not permit a loss to be recognized, such as a sale between certain related parties), the optionee must

                                      17





recognize as ordinary compensation income, in the year of disposition, (1) the excess of the fair market value of the shares at the date of exercise over the option price, or (2) the excess of the disposition price over the option price, whichever is smaller. If the disqualifying disposition is by gift (or any other type of transaction for which federal tax law would not permit a loss to be recognized), the optionee must recognize income equal to the spread at exercise even if the shares have subsequently declined in value. Any excess of the disposition price over the fair market value at the date of exercise must be recognized as capital gain, which will be long or short term depending upon how long the optionee held the shares.

          The Company is allowed a tax deduction equal to the amount of ordinary income recognized by the optionee in a disqualifying disposition.

          To the extent that the aggregate fair market value of the Common Stock with respect to which ISOs are exercisable for the first time by an individual in any calendar year exceeds $100,000 (counting all options issued after December 31, 1986 under all incentive stock option plans), such options will be treated as options which are not ISOs.

          To the extent that the optionee is permitted to exercise, and exercises, an ISO by paying the option price with previously acquired Common Stock ("Old Stock"), there will generally be no recognition of gain or loss on the Old Stock surrendered.

          If the optionee exercises an ISO by surrendering Old Stock and no gain or loss is recognized on the surrender, his tax basis and capital gain holding period for shares received will be determined as follows:


                                      18





          (a) With respect to shares received up to the number of shares of Old Stock surrendered, his basis will be equal to his basis in the Old Stock surrendered, and his capital gain holding period will include his holding period in the Old Stock surrendered. However, there will be no carryover of the holding period of the Old Stock in determining whether the two-year and one-year holding periods of the new shares are satisfied to avoid a disqualifying disposition of the newly acquired Common Stock.

          (b) With respect to shares received in excess of the number of shares of Old Stock surrendered, his basis will be the amount of cash, if any, paid by him upon exercise, and his holding period will begin for all purposes on the date of exercise of the option.

          Under the foregoing rules, even though the optionee exercises his ISO by an exchange of Old Stock, he must hold all the newly received shares (including those received in exchange for the Old Stock) until a date more than two years from the option grant and more than one year from exercise to avoid a disqualifying disposition. A disqualifying disposition of less than all of the shares received will be treated under proposed regulations, as a disposition first of the shares with the lowest basis.

Federal Income Tax Consequences of the
Directors and Consultants Stock Option Plan

          The following discussion sets forth what the Company believes are the material federal income tax consequences, under current law, of the grant or exercise of an option and the sale of Common Stock issued under the Directors and Consultants Stock Option Plan.


                                      19






          Options under this plan are non qualified options in that they do not qualify for the special treatment under the tax laws afforded to ISO's and other statutory options. The grant of an option under the plan should not result in recognition of income by the optionee. If the optionee is subject to the restrictions of Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b)") income will be recognized at the time the restrictions lapse and should be measured by the excess of the fair market value of the shares at such time over the option price, unless the optionee elects to be taxed at the time of exercise. In the event of a sale of the shares, any appreciation after the date of exercise or lapse of the restrictions of Section 16(b), as the case may be, should qualify as capital gain.

          Notwithstanding Section 16(b) considerations, generally when a non qualified stock option is exercised under the plan, the optionee will recognize ordinary compensation income in the amount of the excess of the value of the shares acquired over the option price paid for them. The share value used to measure the amount of income reportable is ordinarily the value at the date of exercise. The Company is allowed a tax deduction equal to the amount of ordinary income recognized by the optionee, if the Company complies with IRS requirements for withholding taxes on that income.

          The optionee's tax basis in the shares acquired upon exercise is equal to the amount paid for them plus the amount of ordinary income recognized. This will generally result in a basis equal to the fair market value of the shares at exercise. Upon the subsequent sale of the shares, the optionee will realize a capital gain or loss calculated using that basis. The gain or loss will be short or long term depend-

                                      20





ing upon the length of time the shares are held by the optionee after the date income is recognized.

          To the extent that the optionee is permitted to exercise, and exercises, a non qualified option by paying the option price with Old Stock, there will generally be no recognition of gain or loss on the Old Stock surrendered. The optionee will recognize as ordinary compensation income an amount equal to the fair market value of the number of shares received in excess of the number of shares of Old Stock surrendered. This amount of income will be the same as if the option had been exercised by payment of cash.

          If the optionee exercises a non qualified option by surrendering Old Stock, his basis and capital gain holding period for shares received will be determined as follows:

          (a) With respect to shares received up to the number of shares of Old Stock surrendered, his basis will be equal to his basis in the Old Stock surrendered, and his capital gain holding period will include his holding period in the Old Stock surrendered.

          (b) With respect to shares received in excess of the number of shares of Old Stock surrendered, his basis will be the amount of (1) ordinary income recognized upon exercise, plus (2) any cash paid by him upon exercise (e.g., to round off a fractional share), and his capital gain holding period in these excess shares will begin on the date of exercise of the option.


                                      21







                          AMENDMENT OF 1992 INCENTIVE STOCK OPTION PLAN

          At the Annual Meeting, shareholders are being asked to consider and approve an amendment to the 1992 Incentive Stock Option Plan to increase the maximum number of shares of Common Stock that are subject to the plan. The plan currently provides for the grant of options to employees, including directors who are also employees of the Company, for the purchase of an aggregate of 350,000 shares of Common Stock. The Board of Directors has adopted an amendment to the plan to increase the number of shares as to which options may be granted to 950,000 shares. Approval of shareholders is required to increase the number of shares of Common Stock issuable upon exercise of options. The Company has found that the plan promotes the growth and profitability of the Company by providing employees of the Company and its subsidiaries with incentives to achieve long term objectives, attracts and retains employees of outstanding competence and provides those employees with an opportunity to acquire an equity interest in the Company. The current amount of shares available under the plan is insufficient to fulfill existing grants and is considered insufficient by the Board to fulfill the purpose of the plan. The Board's action, if approved by the shareholders, would make available to purchase an additional 600,000 shares so as to insure that the Company may continue to obtain the benefits of the plan.

          The Board of Directors recommends that you vote FOR approval of the amendment to the Company's 1992 Incentive Stock Option Plan.

                                      22






                    AMENDMENT OF DIRECTORS AND CONSULTANTS STOCK OPTION PLAN

          At the Annual Meeting, shareholders are being asked to consider and approve an amendment to the Directors and Consultants Stock Option Plan to increase the maximum number of shares of Common Stock that are subject to the plan.The Company has found the plan to be beneficial in retaining, encouraging and awarding directors and consultants by providing them with an opportunity to share in the future success of the Company. The plan currently provides for the grant of options to directors and consultants for the purchase of an aggregate of 350,000 shares of Common Stock. The Board of Directors has adopted an amendment to the plan to increase the number of shares as to which options may be granted to 500,000 shares. The plan provides that approval of shareholders is required to increase the maximum number of shares of Common Stock issuable upon exercise of options. The current amount of shares available under the plan is insufficient to fulfill existing grants and is considered insufficient by the Board to fulfill the purpose of the plan. The Board's action, if approved by the shareholders, would make available options to purchase an additional 150,000 shares so as to ensure that the Company may continue to obtain the benefits of the plan.

          The Board of Directors recommends that you vote FOR approval of the amendment to the Company's Directors and Consultants Stock Option Plan.

                         RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

          The Board of Directors has appointed the firm of Ernst & Young LLP to be the Company's auditors for the current fiscal year. A representative of Ernst & Young LLP will be present at the Annual

                                      23





Meeting and will be available to respond to appropriate questions of the shareholders.

                                              GENERAL

          The Board does not know of any matters other than the foregoing that will be presented for consideration at the Annual Meeting. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their judgment.

          The entire cost of soliciting the proxies will be borne by the Company. Proxies will be solicited by mail, and may be solicited personally by directors, officers or regular employees of the Company, who will not be specifically compensated for such services.

                                  PROPOSALS OF SECURITY HOLDERS

          Proposals of security holders intended to be presented at the next Annual Meeting must be received by the Company no later than July 1, 1996 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                             FORM 10-K

          A copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission will be furnished without charge to shareholders by writing to: Joseph Lichtenstein, Secretary, Whitman Medical Corp., 485 Building E, US Highway 1 South, Suite 100, Iselin, New Jersey 08830-3005.


                                      24






                                        By order of the Board of Directors

                                              Joseph Lichtenstein
                                                 Secretary

Dated: October 2, 1995









                          APPENDIX
(Furnished to SEC pursuant to Instruction 3, Rule 14a-101,
 Item 10(b)(2), but not being provided to shareholders)




                      WHITMAN MEDICAL CORP.

                1992 INCENTIVE STOCK OPTION PLAN

1.   Purpose of the Plan.

     The purposes of this Plan (the "Plan"), which is designed to qualify as an "incentive stock option plan" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), is to assist Whitman Medical Corp., a New Jersey corporation (the "Corporation"), and its subsidiaries (as hereinafter defined) in attracting and retaining employees and to secure for the Corporation and its subsidiaries the benefits of the incentive inherent in ownership of the Corporation's equity securities by employees who are responsible for the continuing growth and success of the Corporation and its subsidiaries. The Plan provides a means by which such employees may be given an opportunity, as an incentive to service or continued service with the Corporation or a subsidiary, to purchase shares of the Common Stock (as hereinafter defined) of the Corporation upon the exercise of options designed to qualify as "incentive stock options" under
Section 422 of the Code.

     For the purposes of this Plan, the term "subsidiary" shall mean a corporation in an unbroken chain of corporations beginning with the Corporation, if at the time of the granting of an option each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty (50%) percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.   Shares Subject to the Plan.

     Subject to the provisions of Section 13 of the Plan, an aggregate of 950,000 shares of the common stock, no par value, of the Corporation ("the Common Stock"), are available for the issuance upon the exercise of options under the Plan.






     The shares to be issued upon the exercise of options under the Plan may be authorized but unissued shares of Common Stock or issued shares of Common Stock which are held in the treasury of the Corporation. If an option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall, unless the Plan shall have been terminated, be added to the shares otherwise available for options under the Plan.


3.   Term of the Plan.

     Subject to the provisions of Sections 14 and 16, the Plan shall commence effective as of April 1, 1992, and options granted under the Plan must be granted no later than March 31, 2002.

4.   Administration of the Plan.

     The Plan shall be administered by, or under the direction of, the Stock Option Committee of the Board of Directors of the Corporation. The Stock Option Committee shall be constituted in such a manner as to comply at all times with Rule 16b-3 (or any successor rule) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") as in effect from time to time. Such Committee shall be composed of at least two directors, each of whom is not an employee of the Corporation or any subsidiary as such terms are defined under Section 1 hereof. All actions of the Stock Option Committee with respect to the Plan shall be taken so as to comply at all times with the Exchange Act. The Stock Option Committee shall otherwise have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Stock Option Committee's business. All determinations of the Stock Option Committee may be made on an individual or group basis and shall be final, conclusive and binding on all interested parties. A majority of the Stock Option Committee shall constitute a quorum and the acts of a majority of the members of the Stock Option Committee present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Stock Option Committee, shall be the acts of the Stock Option Committee.

     Subject to the express provisions of the Plan, the Stock Option Committee shall have the authority, in its discretion: (i) to determine the individuals to receive options, the times when they shall receive them, the number of shares to be subject to each option, the exercise price for shares of Common Stock subject to each option, the term of each option, the date each option shall become exercisable in whole, in part or in installments, and, if in installments, the number of shares to be subject to each installment, the date each installment shall become exercisable and the term of each installment; to accelerate the date of exercise of any installment; to determine whether shares may be issued upon exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments, and to determine the other terms and provisions of each option granted under the Plan; (ii) to construe the respective Certificates (as hereinafter defined) and the Plan;
(iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to make all other determinations deemed by it necessary or advisable for administering the Plan. The determination of the Stock Option


                                       2






Committee on the matters referred to in this Section 4 shall be conclusive.

     5.   Eligibility and Selection.

     Only employees (including employees who are officers or directors) of the Corporation or of any of its subsidiaries are eligible to receive options under the Plan. Directors of the Corporation who are not employees of the Corporation or a subsidiary are not eligible to receive options under the Plan. In determining whether options shall be granted under the Plan to an employee and the number of shares of Common Stock as to which options may be granted to such employee, the Stock Option Committee shall consider the duties of the employee, his present and potential contributions to the success of the business of the Corporation, and such other factors as the Stock Option Committee deems relevant in furthering the purposes of the granting of such options and the interests of the Corporation. An employee may receive more than one option under the Plan. To the extent the aggregate fair market value (determined on the date of grant in the order in which the options are granted) of shares of Common Stock as to which options are exercisable for the first time by any employee during any calendar year (under this Plan and all other plans of the Corporation providing for the grant of options qualifying as "incentive stock options" under Section 422 of the
Code) exceeds $100,000, such options shall be treated as options which are not incentive stock options.

     6.   Incentive Stock Options.

          (a) Each option, and the terms and conditions thereof, shall be evidenced by a written incentive stock option certificate (the "Certificate") which shall be duly executed by the Corporation (and, if deemed necessary or advisable by the Stock Option Committee, acknowledged and accepted by the employee). The terms of each Certificate shall be determined from time to time by the Stock Option Committee, consistent, however, with the Plan; provided, however, that to the extent permitted by law and consistent with the terms and conditions of the Plan and the option, the Board of Directors may make such modifications in the terms and conditions of the option as the Board shall deem necessary or advisable, or as may be required in order that the option evidenced by the Certificate be an "incentive stock option".

          (b) Each option under the Plan (i) shall specify the exercise price per share of Common Stock, which shall be not less than the fair market value of the Common Stock of the Corporation on the date on which such option is granted, provided, however, that the exercise price per share of any option granted to an individual who, at the time such option is granted, is the owner of stock possessing more than ten percent (10%) of the total combined


                                       3







voting power of all classes of stock of the Corporation shall be not less than 110% of the fair market value of a share of the Common Stock of the Corporation on the date on which such option is granted; (ii) shall be exercisable during a period no later than ten (10) years after the date on which it is granted (except as in the case of an option granted to any person who, at the time of the grant of such option is the owner of more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation, five (5) years after the date on which it is granted), as determined by the Stock Option Committee; (iii) shall be exercisable, cumulatively, as may be determined by the Stock Option Committee at the time of grant, but shall become exercisable as to all shares subject to the option upon the death or "disability" (as defined in Section 13) of the holder of the option; (iv) shall not be transferrable by the holder of the option (other than by will or the laws of descent and distribution) and shall be exercisable during the lifetime of the holder of the option only by such holder; and (v) shall contain the other terms and conditions as may be determined by the Stock Option Committee at the time of the grant, provided that such other terms and conditions shall be permitted by law, shall not be inconsistent with the Plan and shall not prevent the option from qualifying as an "incentive stock option" under Section 422 of the Code. To the extent permitted by law, and without limitation to the foregoing, the Board of Directors may make such modifications in the provisions of the form of Certificate or any particular option under the Plan as it shall deem advisable or as may be required in order that the option may qualify as an "incentive stock option" under Section 422 of the Code.

7.   Exercise Price.

     The exercise price for each share of Common Stock issuable upon the exercise of an option granted under the Plan shall not be less than the fair market value (or, in the case of an option granted to any person who, at the time of the grant of such option, is the owner of more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, not less than 110% of the fair market value) of a share of Common Stock at the time of granting of the option, as determined by the Stock Option Committee, provided that the method of determination shall not be inconsistent with any regulations applicable to "incentive stock options" which may be promulgated by the Internal Revenue Service or the Secretary of the Treasury.

8.   Term of Options.

     Options under the Plan shall be exercisable as shall be determined by the Stock Option Committee at the time of grant;
provided, however, that options granted hereunder shall be exercisable for a period not exceeding ten (10) years from the date


                                       4






such option is granted. Options shall be subject to earlier termination as hereinafter provided.

9.   Exercise of Options.

     Each option shall be exercised, in whole or in part, as to such number of shares of Common Stock and at such time or times as the Stock Option Committee shall have determined at the time of grant; provided, however, that no option shall be exercisable in whole or in part after the expiration of ten (10) years from date of grant. Except as provided in Sections 10 and 11 hereof, an option may only be exercised if the holder is at the time of exercise in the employ of the Corporation or a subsidiary of the Corporation. Options shall be exercised only by the giving by the holder thereof of written notice to the Corporation at its principal office, or at such office as may be designated by the Corporation, specifying the number of shares purchased and accompanied in payment in full by cash or, at the election of the holder of the option and subject to the approval of the Stock Option Committee, by surrendering shares of Common Stock with an aggregate value equal to the aggregate option price or by delivering such combination of shares of Common Stock and cash as the Stock Option Committee may in its discretion approve. The determination of value of such shares of Common Stock surrendered by the holder of the option shall be the mean between the bid and asked prices of such shares at the close of trading on the last business day prior to the date of exercise as quoted on NASDAQ. Certificates representing the shares of stock purchased upon exercise shall be issued as promptly as practicable thereafter.
The holder of an option shall not have any of the rights of a stockholder of the Corporation with respect to the shares of Common Stock issuable upon exercise of the option until one or more certificates evidencing such shares of Common Stock shall have been issued to the holder of the option. In no event may a fraction of a share be purchased or issued under the Plan.

10.  Termination of Employment.

     Except as provided in Section 11, no option granted under the Plan shall be exercisable by the holder thereof after a period of three (3) months after the holder thereof shall have ceased to be an employee of the Corporation or any of its subsidiaries and, except as provided in Section 11, upon the expiration of such three
(3) month period after the termination of employment, any such option and all rights thereunder, to the extent that such rights shall not have been exercised, shall terminate immediately.
Options granted under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of the Corporation or of any subsidiary of the Corporation.


                                       5





11.  Exercise Upon Death, Disability
     or Retirement of the Employee.

          (a) If the holder of an option dies while employed by the Corporation or any of its subsidiaries, the option may be exercised as to all shares subject to the option by the executor or administrator of such deceased employee or by such other person at the time entitled by law to the rights of such deceased employee under the option, at any time within three (3) months after death, but in no event after the expiration of the term of the option.

          (b) In the event that the employment of the holder of any option by the Corporation or a subsidiary of the Corporation is terminated by reason of the "disability" of the holder of the option, the option may be exercised as to all shares subject to the option by the holder thereof at any time within one (1) year after the date of such termination of employment, but in no event after the expiration of the term of the option. For purposes of the Plan the term "disability" shall mean a physical or mental disability as defined in Section 22(e)(3) of the Code.

          (c) In the event that the employment of the holder of any option by the Corporation or a subsidiary of the Corporation is terminated by reason of the retirement of the holder of the option, the option may be exercised (to the extent otherwise exercisable on the date of the retirement of the holder of the option) by the holder thereof at any time within three (3) months after the date of such retirement, but in no event after the expiration of the term of the option.

12.  Non-Transferability of Options.

     Options shall not be transferable otherwise than by the last will and testament of the holder of the option or the applicable laws of descent and distribution, and during the lifetime of the holder options may be exercised only by the holder thereof.
Options may not be assigned, transferred, pledged, hypothecated or disposed of in such a way (whether by operation of law or otherwise) except to the extent expressly provided for in the Plan, and shall not be subject to execution, attachment or similar process.

     Any assignment, transfer, pledge, hypothecation or other disposition of any option attempted contrary to the provisions of this Plan, or any levy of execution, attachment or other process attempted upon an option, will be null and void and without effect. Any attempt to make any such assignment, transfer, pledge, hypothecation or other disposition of an option or any attempt to make any such levy of execution, attachment or other process will cause the option to be terminated immediately upon the happening of any such event if the Corporation, at any time, should, in the sole discretion of the Stock Option Committee so elect, by written



                                       6





notice to the employee or to the person then entitled to exercise the option under the provisions of Section 10 hereof; provided, however, that any such termination of the option under the foregoing provisions of this Section 12 will not prejudice any rights or remedies which the Corporation or any subsidiary may have under the Plan, any Certificate or otherwise.

13.  Adjustments.

     If (a) the Corporation shall at any time be involved in a transaction to which subsection (a) of Section 424 of the Code is applicable, (b) the Corporation shall declare a dividend payable in, or shall subdivide or combine its Common Stock, or (c) any other event shall occur which, in the judgment of the Stock Option Committee, necessitates action by way of adjusting the terms of the outstanding options, the Stock Option Committee shall take any such action as in its judgment shall be necessary to preserve to the holders of options rights substantially proportionate to the rights existing prior to such event. To the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to options outstanding under the Plan, the aggregate number of shares of Common Stock available under Section 3 of the Plan for issuance upon exercise of such outstanding options and of additional options which may be granted shall be increased or decreased, as the case may be, proportionately. No action shall be taken by the Stock Option Committee under the provisions of this
Section 13 which, in its judgment, would constitute a modification, extension or renewal of the option (within the meaning of Section 424(h) of the Code), or would prevent the option from qualifying as an "incentive stock option" (within the meaning of Section 422 of the Code). The determination of the Stock Option Committee with respect to any matter referred to in this Section 13 shall be conclusive and binding upon each holder of an option under the Plan.

14.  Termination and Amendment of the Plan.

     (a) Unless sooner terminated, as hereinafter provided, this Plan shall terminate on March 31, 2002, and no options shall be granted hereunder after that date. The Board of Directors may, without further approval by the stockholders, at any time terminate or amend this Plan without notice, or make such modifications of this Plan as it shall deem advisable; provided, however, that the Board of Directors may not, without prior approval by the holders of a majority of the outstanding shares of Common Stock of the Corporation, (i) increase the maximum number of shares of Common Stock as to which options may be granted under the Plan (except as contemplated by the provisions of Section 13 hereof), (ii) extend the term during which options may be granted under the Plan, (iii) permit the exercise of an option after the date on which such option would otherwise terminate pursuant to the terms thereof; or


                                       7





(iv) reduce the exercise price per share to less than the fair market value of a share of Common Stock on the date the option is granted, or, in the case of any option granted to an individual who, on the date of the grant of the option, is the owner of more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, 110% of the fair market value of a share of Common Stock. No termination, amendment or modification of the Plan may, without the consent of the person to whom any option theretofore has been granted, adversely affect the rights of such person under such option or any unexercised portion thereof.

          (b) Notwithstanding the limitation set forth in Paragraph (a) of this Section 14, the Plan and any option and the number of shares as to which any option under the Plan shall have been granted may be reduced, retroactively at any time, to conform to the provisions of the Code and the regulations promulgated thereunder, in order that options under the Plan may qualify as "incentive stock options" within the meaning of Section 422 of the Code, and no such amendment shall be considered prejudicial to the rights of any optionee.

          (c) Notwithstanding anything to the contrary contained in this Plan, the period during which options may be granted under this Plan may be extended by the Board of Directors (without stockholder approval) to such later date within which options granted under the Plan may qualify as "incentive stock options" under the Code.

15. Substitutions and Assumptions of Options of Certain Constituent Corporations.

          Notwithstanding anything to the contrary contained in this Plan (and without regard to whether any new option or any prior option referred to in this Section 15 shall be an "incentive stock option"), the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a constituent corporation (as hereinafter defined) or assume the prior options of such constituent corporation. The term "constituent corporation" shall mean any corporation which has been merged into or consolidated with the Corporation, or whose assets or stock have been purchased or acquired by or liquidated into the Corporation or by or into one or more subsidiaries of the Corporation, or any parent or any subsidiary of any such corporation.

16.  Effectiveness of the Plan.

     The Plan shall become effective on April 1, 1992 and shall expire on April 1, 2002 unless sooner terminated by the Board of Directors; provided, however, that the Plan shall be submitted for


                                       8





approval by the stockholders of the Corporation no later than twelve (12) months after the date of adoption of the Plan by the Board of Directors. Should the stockholders of the Corporation fail to approve the Plan within such twelve-month period, all options granted thereunder shall be and become null and void.
17.  Nonexclusivity of the Plan.
     Adoption of the Plan shall not be construed as creating any limitation on the power of the Corporation, or any subsidiary, to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options or stock appreciation rights otherwise under the Plan.
18.  Exclusion from Pension Computations.
     Any income realized by an employee upon the receipt or exercise of an option under the Plan or upon the disposition of the shares received upon exercise of such option will not be taken into account in determining the amount of any contribution or paymentunder any pension, retirement, incentive, profit sharing or deferred compensation plan of the Corporation or any subsidiary.


                                       9









                      WHITMAN MEDICAL CORP.

        1986 DIRECTORS AND CONSULTANTS STOCK OPTION PLAN


1. PURPOSE OF PLAN

        The purpose of the Plan is to assist the Corporation in the continued retention of valued directors and consultants by offering them a greater stake in the Corporation's success and a closer identity with it, and to aid in gaining the services of individuals whose service as directors or consultants would be helpful to the Corporation and would contribute to its success.

2. DEFINITIONS

        (a) "Code" means the Internal Revenue Code of 1986, as amended.

        (b) "Corporation" means Whitman Medical Corp.

        (c) "Committee" means a committee of the Board of Directors designated pursuant to Paragraph 5 hereof to administer the Plan.
        (d) "Date of Grant" means the date on which an Option is granted.

        (e) "Option" means any stock option granted under the Plan.

        (f) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

        (g) "Shares" means shares of common stock, no par value, of the Corporation.

        (h) "Subsidiaries" means all corporations that at the time in question, are subsidiary corporations of the Corporation within the meaning of Section 424(f) of the Code.

        (i) "Value" means on any given date, the mean between the closing bid and asked prices of the Shares as reported by NASDAQ, or if listed on a national exchange, the mean between the highest and lowest prices of actual sales of Shares on the principal national securities exchange on which the Shares are listed on such date or, if there are no such sales on such date, the mean between the closing bid and asked prices of the Shares on such exchange on such date.

3. RIGHTS TO BE GRANTED

        Rights that may be granted under the Plan are Options that give the Optionee the right for a specified time period to purchase a specified number of Shares for a price not less than their Value on the Date of Grant.

4. STOCK SUBJECT TO PLAN
    Not more than 500,000 Shares in the aggregate may be issued pursuant to the Plan upon exercise of Options. If an Option terminates or expires without having been exercised in whole or in part, other Options may be granted covering the Shares as to which the Option was not exercised.

5. ADMINISTRATION OF PLAN
        The Plan shall be administered by, or under the direction of, a committee of the Board of Directors. The Committee shall be constituted in such a manner as to comply at all times with Rule 16b-3 (or any successor rule) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), as in effect from time to time. Such Committee shall be composed of at least two directors, each of whom is not an employee of the Corporation or any subsidiary as such items are defined under Section 2 hereof. All actions of the Committee with respect to the Plan shall be taken so as to comply at all times with the Exchange Act. The Committee shall otherwise have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business. All determinations of the Committee may be made on an individual or group basis and shall be final, conclusive and binding on all interested parties. A majority of the Committee shall constitute a quorum and the acts of a majority of the members of the Committee present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

     Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to determine the individuals to receive Options, the times when they shall receive them, the number of Shares to be subject to each option, the exercise price for the Shares subject to each Option, the term of each Option, the date each Option shall become exercisable, whether an Option granted hereunder shall be exercisable in whole, in part or in installments, and, if in installments, the number of Shares to be subject to each installment, the date each installment shall become exercisable and the term of each installment; to accelerate the date of exercise of any installment; to determine whether Shares may be issued upon exercise of an Option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments, and to determine the other terms and provisions of each Option granted under the Plan;
(ii) to construe the respective Option certificates and the Plan; (iii) to the extent permitted by law and consistent with the terms and conditions of the Plan and the Option, the Committee or the Board


                                       2







of Directors may make such modifications in the terms and conditions of any Option as the Committee or the Board of Directors shall deem necessary or advisable; and (iv) to interpret the Plan, to make and amend rules for putting it into effect and administering it, and to make all other determinations deemed by it necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 5 shall be conclusive.

6. ELIGIBILITY

     Options may be granted only to directors and consultants of the Corporation or its Subsidiaries who are not eligible to participate under any other discretionary plan of the Corporation or any of its affiliates entitling them to acquire stock, stock options or stock appreciation rights of the Corporation or any of its affiliates.

7. OPTION AGREEMENTS AND TERMS

     All Options shall be granted within ten years of May 22, 1986 and be evidenced by option agreements that shall be executed on behalf of the Corporation and by the respective Optionees. The terms of each such agreement shall be determined from time to time by the Committee, consistent, however with the following:

     (a) Option Price. The option price per Share shall not be less than 100 percent of the Value of the Shares on the Date of Grant.
     (b) Restrictions on Transferability. An Option shall not be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Optionee, shall be exercisable only by him or her. Upon the death of an Optionee, the person to whom the rights shall have passed by will or by the laws of descent and distribution may exercise any Options only in accordance with the provisions of Paragraph 7(e).

      (c) Payment. Full payment for Shares purchased upon the exercise of an Option shall be made in cash or, at the election of the Optionee and subject to the approval of the Committee, by surrendering Shares with an aggregate Value equal to the aggregate option price or by delivering such combination of Shares and cash as the Committee may in its discretion approve.

     (d) Issuance of Certificates; Payment of Cash. Only whole Shares shall be issuable upon exercise of Options. Any right to a fractional Share shall be satisfied in cash. Upon payment of the option price, a certificate for the number of whole Shares and a check for the Value on the date of exercise of the fractional Share to which the Optionee is entitled shall be delivered to such Optionee by the Corporation. If listed on a national exchange, the Corporation shall not be obligated to deliver any certificates for Shares until such Shares have been listed (or authorized for




                                       3






listing upon official notice of issuance) upon each stock exchange upon which outstanding Shares of such class at the time are listed nor until there has been compliance with such laws or regulations as the Corporation may deem applicable. The Corporation shall use its best efforts to effect such listing and compliance.

     (e) Periods of Exercise of Options. An Option shall be exercisable in whole or in part at such time as may be determined by the Committee and stated in the option agreement, provided that no Option shall be exercisable after ten years from the Date of Grant except as provided below:

         (i) In the event that an Optionee ceases to be a director of or a consultant to the Corporation for any reason other than death, an Option shall not be exercisable after three months from the date the Optionee ceases to be a director or a consultant to the Corporation; provided that if such cessation is due to the disability of the Optionee he or she shall have the right to exercise his or her Options to the extent determined by the Committee in its discretion and set forth in the option agreement, even if the date of exercise is within any time period prescribed by the Plan prior to which such Option shall not be exercisable, and provided that an Option shall not be exercisable after ten years from the Date of Grant;

         (ii) In the event that an Optionee ceases to be a director of or consultant to the Corporation by reason of his or her death, an Option shall not be exercisable after one year from the date of death; provided that in such event, the person to whom the rights of the Optionee shall have passed by will or by the laws of descent and distribution may exercise any of the decedent's Options to the extent determined by the Committee in its discretion and set forth in the option agreement, even if the date of exercise is within any time period prescribed by the Plan prior to which such Option shall not be exercisable, and provided that such Option shall not be exercisable after ten years from the Date of Grant.

         (iii) Notwithstanding anything set forth in subparagraphs (e)(i) and
(e)(ii) above to the contrary, the Committee shall have the power to grant an Option, under circumstances that it deems appropriate, which is not limited in the period of time in which it is exercisable by reason of the Optionee ceasing to be a director of or a consultant to the Corporation, provided that an Option shall not be exercisable after ten years from the Date of Grant.

     (f) Date of Exercise. The date of exercise of an Option shall be the date on which written notice of exercise, addressed to the Corporation at its main office to the attention of its Secretary is hand delivered, telecopied or mailed, first class postage prepaid; provided that the Corporation shall not be obliged to deliver any certificates for Shares pursuant to the exercise of an


                                       4





Option until the Optionee shall have made payment in full of the option price for such Shares. Each such exercise shall be irrevocable when given. Each notice of exercise must state that the Optionee is exercising an Option and must include a statement of preference as to the manner in which payment to the Corporation shall be made (Shares or cash or a combination of Shares and cash).

     (g) Termination of Status. For the purposes of the Plan a transfer of a director or consultant between the Corporation and a Subsidiary, or between Subsidiaries, shall not be deemed a termination of status as a director or consultant.

8. RIGHTS AS SHAREHOLDERS

     An Optionee shall have no right as a shareholder with respect to any Shares covered by his or her Options until the date of the issuance of a stock certificate to him or her for such Shares.

9. FORMULA AWARDS

        (a) Subject to the terms and conditions of this Paragraph 9, commencing on the day following the Annual Meeting of shareholders of the Corporation to be held on November 19, 1992, and on the day following each Annual Meeting of shareholders, thereafter each person who is serving as a director of the Company on such day following the Annual Meeting and who is not a common law employee of the Corporation or of any Subsidiary shall automatically be granted Options to purchase five thousand (5,000) Shares, subject to availability under the Plan, and the person who is serving as Chairman of the Board of Directors on such day following the Annual Meeting and who is not a common law employee of the Corporation or of any Subsidiary shall automatically be granted Options to purchase twenty five (25,000) Shares, subject to availability under the Plan. The Date of Grant shall be the day following the Annual Meeting. The option price per Share shall be the Value of the Shares on the Date of Grant. Each option granted under this Paragraph 9 shall be exercisable for ten years from the Date of Grant; and Paragraph 7(e) hereof shall not apply to such option.

        (b) If the Corporation shall declare a dividend payable in, or subdivide or divide, its Shares, in accordance with Paragraph 10 of the Plan, the number of Shares subject to the Options to be granted under this Paragraph 9 shall automatically be increased as if such Options were outstanding on the record date with respect to such events.

        (c) The provisions of this Paragraph 9 shall be administered by the Committee solely in accordance with the terms hereof; provided, however, that the Committee shall maintain the authority to interpret this Paragraph and to make all determinations

                                       5






permitted by this Paragraph 9 or deemed necessary for its administration.

        (d) The provisions of this Paragraph 9 shall not be amended more than one time in any six month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, the Exchange Act, as amended, or any rules or regulations promulgated thereunder.

10. ADJUSTMENTS

     If the Corporation shall at any time be involved in a merger, consolidation, or a combination or acquisition, or a divisive liquidation, or partial liquidation, or if the Corporation shall declare a dividend payable in, or subdivide or divide its Shares, or if any other event, which, in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Options, the Committee shall take any such action as in its judgment shall be necessary to preserve to the holders of Options rights substantially proportionate to the rights existing prior to such event. To the extent that such action shall include an increase or decrease in the number of Shares subject to Options outstanding under the Plan, the aggregate number of Shares available under the Plan for issuance upon exercise of such outstanding Options and of additional Options which may be granted shall be increased or decreased, as the case may be, proportionately. The determination of the Committee with respect to any matter referred to in this paragraph shall be conclusive and binding upon each Optionee under the Plan.

11. PLAN NOT TO AFFECT STATUS

     Neither the Plan nor any Option shall confer upon any director of or consultant any right to continue in such position with the Corporation.


12. AMENDMENTS

     The Plan may be amended, modified or terminated by the Board of Directors of the Corporation, but any amendment that increases the aggregate number of Shares that may be issued pursuant to the Plan upon exercise of Options (otherwise than pursuant to Paragraph 9), that changes the class of eligible directors or consultants, that extends the term during which Options may be granted under the Plan, or that reduces the exercise price per share to less than the Value on the Date of Grant shall require the approval of the holders of such portion of the shares of the capital stock of the Corporation present and entitled to vote on such amendment as is required by applicable state law and the terms of the Corporation's capital stock to make the amendment effective. No outstanding Option shall be affected by any such



                                       6





amendment without the written consent of the Optionee or other person then entitled to exercise such Option.

13. EFFECTIVE DATE AND TERM OF PLAN

     The Plan shall become effective on May 22, 1986 the date on which the Plan was adopted by the Board of Directors of the Corporation and shall expire on May 22, 1996 unless sooner terminated by the Board of Directors. The Board of Directors shall submit the Plan to the shareholders of the Corporation for their approval at the first annual meeting of shareholders held after May 22, 1986. Any Option granted before the approval of the Plan by the Corporation's shareholders shall be expressly conditioned upon, and shall not be exercisable until, such approval.

                                       7






                    WHITMAN MEDICAL CORP.

          PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR ANNUAL MEETING OF SHAREHOLDERS

                      November 8, 1995

The undersigned hereby appoints Randy S.Proto and Joseph Lichtenstein, or any one or more of them, each with full power of substitution, proxies of the undersigned to vote all shares of the Common Stock of WHITMAN MEDICAL CORP. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of such Company to be held on November 8, 1995 at 10:00 A.M. at the Miami Airport Hilton, 5101 Blue Lagoon Drive, Miami, Florida, and at any adjournment or adjournments thereof, as fully and with the same force and effect as the undersigned, might or could if personally be present thereat.


1.   NOMINEES:

          Joseph Lichtenstein,Phillip Frost, M.D., Isaac Kaye,
          Peter S. Knight, Richard C. Pfenniger, Jr. and Jack
          Borsting


(Mark Only One)


____ VOTE FOR all nominees listed above; except vote withheld from following nominees (if any):


____ VOTE WITHHELD FROM all nominees.


2. AMENDMENT of Director's and ConsultantsStock Option Planto increase the number of shares which may be issuedunder the plan to five hundred thousand (500,000) sharesof Common Stock;

(Mark Only One)


____ VOTE FOR amendment.


____ VOTE AGAINST amendment.


____ ABSTAIN






3. AMENDMENT of 1992 Incentive Stock Option Plan to increasethe number of shares which may be issued under the planto nine hundred and fifty thousand (950,000) shares ofCommon Stock;

(Mark Only One)


____ VOTE FOR amendment.


____ VOTE AGAINST amendment.


____ ABSTAIN



4. In accordance with their best judgment with respect toany other business that properly comes before themeeting.

     This Proxy is solicited on behalf of the Board of Directors of the Company. The Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no directions are indicated, the Proxy will be voted for the foregoing proposals.


                         Dated _______________________, 1995





                         Please sign as name appears hereon.
                         Proxies should be dated when signed.
                         When signing as attorney, executor,
                         administrator, trustee or guardian,
                         the full title of such should be
                         given.